UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-06071

DWS Institutional Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS
DECEMBER 31, 2012 Annual Report to Shareholders

DWS U.S. Bond Index Fund

Contents
4 Portfolio Management Review
8 Performance Summary
11 Investment Portfolio
35 Statement of Assets and Liabilities
37 Statement of Operations
38 Statement of Changes in Net Assets
39 Financial Highlights
42 Notes to Financial Statements
50 Report of Independent Registered Public Accounting Firm
51 Information About Your Fund's Expenses
52 Tax Information
53 Investment Management Agreement Approval
58 Summary of Management Fee Evaluation by Independent Fee Consultant
62 Board Members and Officers
67 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 8 through 10 for more complete performance information.

DWS U.S. Bond Index Fund closely tracked the performance of its benchmark, the Barclays U.S. Aggregate Bond Index, for the 12-month period ended December 31, 2012. The fund produced a total return of 3.72% for the annual period, as compared with 4.22% for the benchmark.

Investment Strategy
The fund seeks to replicate as closely as possible the performance of the Barclays U.S. Aggregate Bond Index, which emphasizes government securities mortgage-backed securities and corporate investment-grade debt securities.

During the first quarter of 2012, the European Central Bank (ECB) prompted a rally in the securities markets by addressing the near-term funding issues of its banks and taking a series of actions to reduce the risk of large financial institution bankruptcies. In the United States, the economy continued to gather strength, although the U.S. Federal Reserve Board (the Fed) continued to seek a higher rate of growth. Continued sovereign debt concerns in Europe were investors' main focus in the second quarter, while in the United States, economic data declined and growth forecasts were reduced. During the summer, investors appeared to be willing to take on more risk, induced by global central banks' actions to keep interest rates low. In a mid-summer speech, the president of the European Central Bank indicated that he would do "whatever it takes" to preserve the euro currency, boosting investor confidence and spurring a series of market rallies. In addition, the Fed announced another round of quantitative easing, stating that it would purchase $40 billion of mortgage-backed securities each month to further support financial markets. In the fourth quarter, worries over the impending "fiscal cliff" came to the forefront. Lastly, at its December meeting, the Fed announced that going forward it will link the outlook for the federal funds rate to U.S. unemployment and inflation levels.

U.S. Treasury Bond Yield Curve (ended 12/31/11 and 12/31/12)

Past performance is no guarantee of future results.

Source: Bloomberg

Over the past 12 months, the Treasury yield curve between 2 and 30 years flattened slightly. The yield on the 2-year note increased by one basis point, while the 5-year decreased by 11 basis points and the 10-year by 12 basis points. Yields on 30-year bonds increased by six basis points.

Outlook and Positioning

The current low interest rate environment could very well remain in place for the next several years as the Fed keeps rates low to try to boost growth and reduce unemployment. In addition, uncertainty related to the federal debt ceiling and budget negotiations could spur financial market volatility through the first quarter of 2013, but neither political party wants to create a new recession. In the months ahead, we believe political leaders in Washington will most likely struggle to make sufficient progress on the long-term U.S. deficit but avoid another ratings downgrade on U.S. Treasury debt.

"The current low interest rate environment could remain in place for the next several years as the Fed keeps rates low to try to boost growth and reduce unemployment."

As an index fund, we seek to replicate as closely as possible (before deduction of expenses) the investment performance of the benchmark index, Barclays U.S. Aggregate Bond Index. Thus, we neither evaluate short-term fluctuations in the fund's performance nor manage according to a given outlook for the bond market or the economy in general. Still, we will continue to monitor economic conditions and the way they affect the financial markets, as we seek to closely track the performance of the broad U.S. bond market.

Subadvisor

Northern Trust Investments, Inc. ("NTI"), a subsidiary of Northern Trust Corporation, is the subadvisor for the fund.

Portfolio Manager

Louis R. D'Arienzo, Vice President of Northern Trust Investments, Inc.

Portfolio Manager of the fund. Joined the fund in 1997.

• Joined Northern Trust Investments, Inc. in 2003 and is responsible for the management of various fixed income index portfolios.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Sovereign debt is debt that is issued by a national government.

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy, government or other securities are purchased from the market in an effort to increase monetary supply and to produce the desired effect of raising interest rates.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Basis point — One basis point equals 1/100 of a percentage point.

Performance Summary December 31, 2012 (Unaudited)
Average Annual Total Returns as of 12/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	3.72%	5.52%	5.25%	4.56%
Barclays U.S. Aggregate Bond Index†	4.22%	6.19%	5.95%	5.18%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	0.87%	4.55%	4.66%	4.27%
Barclays U.S. Aggregate Bond Index†	4.22%	6.19%	5.95%	5.18%
No Sales Charges
Class S	4.01%	5.75%	5.48%	4.80%
Institutional Class	4.17%	5.94%	5.67%	5.00%
Barclays U.S. Aggregate Bond Index†	4.22%	6.19%	5.95%	5.18%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 0.71%, 0.58% and 0.39% for Class A, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns shown for Class A and Class S shares prior to their inception on February 17, 2009 are derived from the historical performance of Institutional Class shares of DWS U.S. Bond Index Fund during such periods have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Net Asset Value and Distribution Information
	Class A	Class S	Institutional Class
Net Asset Value: 12/31/12	$10.90	$10.90	$10.90
12/31/11	$10.97	$10.97	$10.97
Distribution Information: Twelve Months as of 12/31/12: Income Dividends	$.26	$.29	$.31
Capital Gain Distributions	$.21	$.21	$.21
December Income Dividend	$.0210	$.0224	$.0241
SEC 30-day Yield as of 12/31/12††	1.33%	1.66%	1.72%
Current Annualized Distribution Rate as of 12/31/12††	2.31%	2.47%	2.65%

†† The SEC yield is net investment income per share earned over the month ended December 31, 2012, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.19%, 1.47% and 1.55% for Class A, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.18%, 2.44% and 2.48% for Class A, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Morningstar Rankings — Intermediate-Term Bond Funds Category as of 12/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	1,054	of	1,165	90
3-Year	876	of	1,001	87
Class S 1-Year	1,018	of	1,165	87
3-Year	831	of	1,001	83
Institutional Class 1-Year	993	of	1,165	85
3-Year	792	of	1,001	79
5-Year	574	of	874	65
10-Year	331	of	612	54

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of December 31, 2012
	Principal Amount ($)	Value ($)

Corporate Bonds 21.5%
Consumer Discretionary 1.6%
CBS Corp., 5.75%, 4/15/2020	200,000	239,553
Comcast Corp.:
5.7%, 5/15/2018	225,000	270,510
6.4%, 5/15/2038	100,000	127,772
6.95%, 8/15/2037	150,000	203,410
DIRECTV Holdings LLC:
3.55%, 3/15/2015	150,000	157,793
5.875%, 10/1/2019	100,000	118,195
Hasbro, Inc., 6.35%, 3/15/2040	100,000	123,501
Home Depot, Inc., 5.4%, 3/1/2016	300,000	342,725
Johnson Controls, Inc., 5.0%, 3/30/2020	150,000	170,478
Lowe's Companies, Inc., 5.0%, 10/15/2015	125,000	139,638
Macy's Retail Holdings, Inc., 6.9%, 1/15/2032	150,000	179,072
McDonald's Corp.:
Series I, 5.8%, 10/15/2017	175,000	212,618
Series I, 6.3%, 10/15/2037	75,000	103,814
McGraw-Hill Companies, Inc., 5.9%, 11/15/2017	50,000	58,077
NBCUniversal Media LLC:
3.65%, 4/30/2015	550,000	585,098
5.15%, 4/30/2020	50,000	59,273
News America, Inc.:
6.4%, 12/15/2035	50,000	62,067
6.65%, 11/15/2037	100,000	129,219
6.9%, 3/1/2019	100,000	125,326
6.9%, 8/15/2039	50,000	65,463
Nordstrom, Inc., 6.25%, 1/15/2018	150,000	181,853
Omnicom Group, Inc., 6.25%, 7/15/2019	100,000	122,029
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/2018	50,000	60,788
Target Corp.:
5.375%, 5/1/2017	200,000	235,423
7.0%, 1/15/2038	75,000	110,161
TCI Communications, Inc., 7.125%, 2/15/2028	100,000	132,030
The Board of Trustees of the Leland Stanford Junior University, 4.75%, 5/1/2019	100,000	118,091
Time Warner Cable, Inc.:
5.85%, 5/1/2017	450,000	531,593
6.75%, 6/15/2039	225,000	285,384
8.75%, 2/14/2019	125,000	168,645
Time Warner Companies, Inc., 6.95%, 1/15/2028	30,000	39,032
Time Warner, Inc.:
4.875%, 3/15/2020	100,000	116,805
5.875%, 11/15/2016	350,000	409,812
6.25%, 3/29/2041	100,000	123,471
6.625%, 5/15/2029	10,000	12,761
7.7%, 5/1/2032	25,000	34,954
VF Corp., 6.45%, 11/1/2037	20,000	26,805
Viacom, Inc., 6.875%, 4/30/2036	100,000	135,429
Walt Disney Co.:
3.7%, 12/1/2042	100,000	100,105
Series B, 5.875%, 12/15/2017	50,000	61,023
6.2%, 6/20/2014	75,000	81,376
Wyndham Worldwide Corp., 4.25%, 3/1/2022	50,000	51,626
Yum! Brands, Inc., 6.25%, 4/15/2016	50,000	56,982
		6,669,780
Consumer Staples 1.8%
Altria Group, Inc.:
9.25%, 8/6/2019	42,000	58,428
9.7%, 11/10/2018	34,000	47,598
10.2%, 2/6/2039	200,000	334,565
Anheuser-Busch Companies, Inc.:
4.95%, 1/15/2014	100,000	104,474
5.5%, 1/15/2018	25,000	29,970
5.95%, 1/15/2033	50,000	62,523
Anheuser-Busch InBev Worldwide, Inc.:
3.75%, 7/15/2042	150,000	150,693
4.125%, 1/15/2015	200,000	213,717
5.375%, 1/15/2020	300,000	365,110
Archer-Daniels-Midland Co., 144A, 4.016%, 4/16/2043	75,000	71,727
Beam, Inc., 5.375%, 1/15/2016	18,000	20,108
Bottling Group LLC, 5.5%, 4/1/2016	50,000	57,137
Coca-Cola Refreshments U.S.A., Inc., 7.375%, 3/3/2014	100,000	107,948
ConAgra Foods, Inc.:
7.0%, 4/15/2019	50,000	61,547
7.125%, 10/1/2026	100,000	127,920
Costco Wholesale Corp., 5.5%, 3/15/2017	125,000	147,365
CVS Caremark Corp.:
5.75%, 6/1/2017	147,000	175,749
6.25%, 6/1/2027	100,000	132,038
Estee Lauder Companies, Inc., 6.0%, 5/15/2037	20,000	25,407
General Mills, Inc.:
5.2%, 3/17/2015	225,000	247,114
5.7%, 2/15/2017	50,000	58,755
Kellogg Co.:
4.15%, 11/15/2019	150,000	170,016
Series B, 7.45%, 4/1/2031	50,000	68,957
Kimberly-Clark Corp., 6.625%, 8/1/2037	150,000	218,102
Kraft Foods Group, Inc., 144A, 5.0%, 6/4/2042	50,000	56,225
Kroger Co.:
3.9%, 10/1/2015	100,000	107,912
8.0%, 9/15/2029	50,000	66,816
Mead Johnson Nutrition Co.:
4.9%, 11/1/2019	50,000	57,063
5.9%, 11/1/2039	25,000	30,312
Mondelez International, Inc.:
6.125%, 2/1/2018	750,000	912,578
6.5%, 8/11/2017	100,000	122,138
Pepsi Bottling Group, Inc., Series B, 7.0%, 3/1/2029	25,000	35,907
PepsiCo, Inc.:
3.1%, 1/15/2015	150,000	157,433
4.5%, 1/15/2020	300,000	346,933
5.0%, 6/1/2018	100,000	118,605
Philip Morris International, Inc.:
5.65%, 5/16/2018	150,000	181,858
6.375%, 5/16/2038	25,000	34,043
Procter & Gamble Co.:
4.7%, 2/15/2019	200,000	236,293
4.85%, 12/15/2015	150,000	168,139
Reynolds American, Inc., 7.625%, 6/1/2016	75,000	89,731
Safeway, Inc., 5.0%, 8/15/2019	100,000	107,588
Sysco Corp., 6.625%, 3/17/2039	50,000	72,512
Wal-Mart Stores, Inc.:
2.875%, 4/1/2015	200,000	210,123
5.0%, 10/25/2040	250,000	302,489
5.25%, 9/1/2035	300,000	364,439
5.875%, 4/5/2027	50,000	66,945
6.2%, 4/15/2038	100,000	135,885
Walgreen Co., 5.25%, 1/15/2019	150,000	175,938
		7,214,873
Energy 2.2%
Alberta Energy Co., Ltd., 7.375%, 11/1/2031	50,000	64,924
Anadarko Holding Co., 7.5%, 10/15/2026	60,000	71,508
Anadarko Petroleum Corp.:
6.2%, 3/15/2040	100,000	123,348
6.375%, 9/15/2017	300,000	358,348
Apache Corp., 6.0%, 1/15/2037	100,000	126,294
Buckeye Partners LP, 6.05%, 1/15/2018	50,000	56,288
Burlington Resources, Inc., 7.375%, 3/1/2029	50,000	66,904
Canadian Natural Resources Ltd.:
5.7%, 5/15/2017	350,000	412,291
6.25%, 3/15/2038	25,000	32,208
Cenovus Energy, Inc., 4.5%, 9/15/2014	200,000	212,184
Chevron Corp., 4.95%, 3/3/2019	300,000	357,891
ConocoPhillips:
4.6%, 1/15/2015	200,000	216,139
5.75%, 2/1/2019	100,000	122,992
6.5%, 2/1/2039	100,000	141,814
6.65%, 7/15/2018	200,000	253,692
ConocoPhillips Holding Co., 6.95%, 4/15/2029	150,000	209,126
DCP Midstream LLC, 8.125%, 8/16/2030	25,000	32,262
Devon Energy Corp., 6.3%, 1/15/2019	50,000	62,046
El Paso Natural Gas Co., 5.95%, 4/15/2017	150,000	173,426
EnCana Corp., 5.9%, 12/1/2017	150,000	178,656
Energy Transfer Partners LP:
6.125%, 2/15/2017	25,000	28,931
6.625%, 10/15/2036	25,000	29,356
9.0%, 4/15/2019	58,000	76,478
Enterprise Products Operating LLC:
5.25%, 1/31/2020	300,000	356,484
Series G, 5.6%, 10/15/2014	50,000	54,128
Series L, 6.3%, 9/15/2017	150,000	181,445
Series D, 6.875%, 3/1/2033	25,000	31,374
EOG Resources, Inc., 5.625%, 6/1/2019	200,000	245,496
Halliburton Co.:
5.9%, 9/15/2018	75,000	93,027
6.7%, 9/15/2038	75,000	104,683
7.45%, 9/15/2039	50,000	76,106
Hess Corp., 7.125%, 3/15/2033	25,000	33,348
Husky Energy, Inc., 5.9%, 6/15/2014	200,000	214,369
Kinder Morgan Energy Partners LP:
6.85%, 2/15/2020	125,000	157,492
6.95%, 1/15/2038	150,000	197,380
7.3%, 8/15/2033	50,000	65,195
7.4%, 3/15/2031	50,000	65,121
Marathon Petroleum Corp., 6.5%, 3/1/2041	100,000	126,706
Nexen, Inc.:
7.5%, 7/30/2039	150,000	217,099
7.875%, 3/15/2032	50,000	71,750
ONEOK Partners LP:
6.15%, 10/1/2016	75,000	87,305
8.625%, 3/1/2019	25,000	33,194
ONEOK, Inc., 5.2%, 6/15/2015	50,000	54,243
Petro-Canada:
5.95%, 5/15/2035	100,000	123,154
6.8%, 5/15/2038	100,000	136,379
Petroleos Mexicanos, 6.0%, 3/5/2020	300,000	358,500
Plains All American Pipeline LP:
5.75%, 1/15/2020	50,000	60,435
6.5%, 5/1/2018	100,000	123,451
Spectra Energy Capital LLC, 6.2%, 4/15/2018	300,000	365,286
Statoil ASA, 5.25%, 4/15/2019	200,000	239,815
Suncor Energy, Inc., 5.95%, 12/1/2034	50,000	60,633
TransCanada PipeLines Ltd.:
5.85%, 3/15/2036	50,000	63,128
6.2%, 10/15/2037	50,000	66,014
6.35%, 5/15/2067	25,000	26,797
6.5%, 8/15/2018	150,000	188,905
Transocean, Inc.:
6.0%, 3/15/2018	50,000	57,989
6.8%, 3/15/2038	25,000	30,604
Valero Energy Corp.:
6.625%, 6/15/2037	35,000	43,121
7.5%, 4/15/2032	25,000	32,075
9.375%, 3/15/2019	200,000	275,096
Weatherford International Ltd.:
5.5%, 2/15/2016	50,000	55,076
6.0%, 3/15/2018	200,000	228,514
Williams Companies, Inc., 8.75%, 3/15/2032	73,000	101,188
Williams Partners LP:
5.25%, 3/15/2020	300,000	345,586
7.25%, 2/1/2017	50,000	60,741
		8,915,538
Financials 8.8%
ACE INA Holdings, Inc.:
5.7%, 2/15/2017	100,000	117,422
6.7%, 5/15/2036	50,000	69,196
Allstate Corp., 5.35%, 6/1/2033	50,000	59,168
American Express Co.:
144A, 2.65%, 12/2/2022	373,000	371,515
6.15%, 8/28/2017	175,000	210,870
7.0%, 3/19/2018	100,000	126,343
American International Group, Inc.:
5.05%, 10/1/2015	100,000	110,337
Series G, 5.85%, 1/16/2018	50,000	59,110
Ameriprise Financial, Inc., 5.3%, 3/15/2020	150,000	177,555
Apache Finance Canada Corp., 7.75%, 12/15/2029	25,000	35,631
Assurant, Inc., 5.625%, 2/15/2014	25,000	26,083
AXA SA, 8.6%, 12/15/2030	50,000	62,669
Bank of America Corp.:
4.75%, 8/1/2015	100,000	107,920
5.125%, 11/15/2014	200,000	213,289
5.375%, 6/15/2014	130,000	137,389
5.625%, 10/14/2016	100,000	113,070
5.75%, 8/15/2016	100,000	109,353
5.75%, 12/1/2017	425,000	495,378
Series L, 7.625%, 6/1/2019	500,000	639,785
Bank of America NA:
5.3%, 3/15/2017	250,000	281,177
6.0%, 10/15/2036	100,000	122,528
Bank of New York Mellon Corp.:
4.3%, 5/15/2014	100,000	105,097
5.45%, 5/15/2019	40,000	47,798
5.5%, 12/1/2017	50,000	58,207
Bank of Nova Scotia, 3.4%, 1/22/2015	400,000	421,711
Bank One Corp., 7.625%, 10/15/2026	50,000	67,803
Barclays Bank PLC, 2.75%, 2/23/2015	250,000	258,959
BB&T Corp., 5.2%, 12/23/2015	500,000	557,430
Bear Stearns Companies LLC:
5.3%, 10/30/2015	150,000	166,229
5.7%, 11/15/2014	100,000	108,667
7.25%, 2/1/2018	285,000	357,117
Berkshire Hathaway Finance Corp., 5.75%, 1/15/2040	200,000	244,837
Berkshire Hathaway, Inc., 3.2%, 2/11/2015	200,000	210,557
BHP Billiton Finance (U.S.A.) Ltd.:
5.4%, 3/29/2017	150,000	175,850
5.5%, 4/1/2014	50,000	53,109
6.5%, 4/1/2019	50,000	63,765
BlackRock, Inc., 3.5%, 12/10/2014	200,000	211,223
BNP Paribas SA, 2.375%, 9/14/2017	250,000	253,587
Boston Properties LP, (REIT), 5.875%, 10/15/2019	100,000	119,241
BP Capital Markets PLC, 4.75%, 3/10/2019	350,000	405,823
British Transco Finance, Inc., 6.625%, 6/1/2018	100,000	123,629
Bunge Ltd. Finance Corp., 5.35%, 4/15/2014	50,000	52,613
Capital One Financial Corp., 7.375%, 5/23/2014	250,000	271,957
Caterpillar Financial Services Corp.:
Series F, 4.75%, 2/17/2015	50,000	54,091
5.45%, 4/15/2018	100,000	119,450
6.125%, 2/17/2014	150,000	159,922
China Development Bank Corp., 5.0%, 10/15/2015	50,000	55,039
Chubb Corp.:
6.0%, 5/11/2037	75,000	97,868
Series 1, 6.5%, 5/15/2038	25,000	34,534
Citigroup, Inc.:
4.45%, 1/10/2017	100,000	110,780
5.125%, 5/5/2014	63,000	66,368
5.3%, 1/7/2016	100,000	110,629
5.5%, 2/15/2017	100,000	110,853
5.875%, 2/22/2033	100,000	105,983
6.0%, 8/15/2017	50,000	58,907
6.0%, 10/31/2033	100,000	107,779
6.125%, 11/21/2017	375,000	446,309
6.125%, 5/15/2018	100,000	119,841
6.625%, 6/15/2032	75,000	86,629
8.125%, 7/15/2039	100,000	149,712
8.5%, 5/22/2019	100,000	134,464
CNA Financial Corp., 5.85%, 12/15/2014	100,000	108,568
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/2022	250,000	269,031
Credit Suisse (U.S.A.), Inc.:
4.875%, 1/15/2015	300,000	323,334
5.125%, 8/15/2015	25,000	27,745
Credit Suisse New York, 5.3%, 8/13/2019	150,000	177,995
Deutsche Telekom International Finance BV, 5.75%, 3/23/2016	300,000	341,824
Devon Financing Corp. LLC, 7.875%, 9/30/2031	50,000	72,721
Diageo Capital PLC, 5.75%, 10/23/2017	200,000	240,953
ERP Operating LP, (REIT), 4.75%, 7/15/2020	200,000	224,936
Export-Import Bank of Korea, 5.875%, 1/14/2015	300,000	328,043
Fifth Third Bancorp.:
4.5%, 6/1/2018	50,000	55,523
5.45%, 1/15/2017	25,000	28,010
8.25%, 3/1/2038	50,000	71,499
Ford Motor Credit Co., LLC:
4.25%, 2/3/2017	500,000	535,645
4.25%, 9/20/2022	250,000	264,346
General Electric Capital Corp.:
2.95%, 5/9/2016	100,000	105,337
3.15%, 9/7/2022	150,000	153,254
Series A, 3.75%, 11/14/2014	300,000	316,337
Series A, 4.875%, 3/4/2015	475,000	514,387
Series A, 5.0%, 1/8/2016	150,000	166,653
5.5%, 1/8/2020	200,000	236,742
Series A, 5.625%, 5/1/2018	500,000	593,767
5.875%, 1/14/2038	150,000	180,938
Series A, 6.15%, 8/7/2037	125,000	155,400
Series A, 6.75%, 3/15/2032	100,000	129,873
GlaxoSmithKline Capital, Inc.:
5.65%, 5/15/2018	125,000	152,256
6.375%, 5/15/2038	125,000	172,681
H.J. Heinz Finance Co., 6.75%, 3/15/2032	50,000	63,800
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036	25,000	28,761
HCP, Inc., (REIT), 6.0%, 1/30/2017	250,000	287,187
HSBC Bank U.S.A. NA:
4.625%, 4/1/2014	50,000	52,235
7.0%, 1/15/2039	50,000	67,594
HSBC Finance Corp.:
5.0%, 6/30/2015	50,000	54,199
5.5%, 1/19/2016	100,000	111,746
HSBC Holdings PLC:
5.1%, 4/5/2021	250,000	295,220
6.5%, 5/2/2036	200,000	249,876
Inter-American Development Bank, 3.875%, 9/17/2019	500,000	584,530
International Finance Corp., 3.0%, 4/22/2014	300,000	310,539
Jefferies Group, Inc., 8.5%, 7/15/2019	25,000	29,875
John Deere Capital Corp., 2.95%, 3/9/2015	150,000	157,196
JPMorgan Chase & Co.:
3.25%, 9/23/2022	250,000	257,445
3.7%, 1/20/2015	300,000	315,865
4.625%, 5/10/2021	300,000	342,051
6.0%, 1/15/2018	350,000	419,015
6.125%, 6/27/2017	50,000	58,414
6.3%, 4/23/2019	100,000	123,376
JPMorgan Chase Bank NA, 5.875%, 6/13/2016	250,000	285,106
KeyBank NA:
5.45%, 3/3/2016	25,000	27,947
5.8%, 7/1/2014	350,000	374,907
Lincoln National Corp., 8.75%, 7/1/2019	400,000	534,918
Marsh & McLennan Companies, Inc., 5.75%, 9/15/2015	9,000	10,089
Mellon Funding Corp., 5.0%, 12/1/2014	50,000	53,745
Merrill Lynch & Co., Inc.:
5.0%, 2/3/2014	25,000	26,016
Series C, 5.0%, 1/15/2015	125,000	133,538
6.05%, 5/16/2016	50,000	55,043
Series C, 6.4%, 8/28/2017	50,000	58,718
6.5%, 7/15/2018	50,000	58,289
MetLife, Inc.:
5.0%, 6/15/2015	175,000	192,657
6.4%, 12/15/2036	25,000	26,731
6.75%, 6/1/2016	300,000	355,304
Morgan Stanley:
4.2%, 11/20/2014	100,000	104,339
4.75%, 4/1/2014 (a)	500,000	517,737
5.45%, 1/9/2017	100,000	110,658
Series F, 5.625%, 9/23/2019	300,000	339,294
Series F, 6.0%, 4/28/2015	450,000	490,144
6.375%, 7/24/2042	100,000	117,231
7.3%, 5/13/2019	125,000	151,903
National City Corp., 4.9%, 1/15/2015	100,000	107,828
National Rural Utilities Cooperative Finance Corp., Series C, 8.0%, 3/1/2032	100,000	150,465
NiSource Finance Corp.:
5.25%, 9/15/2017	75,000	85,786
5.45%, 9/15/2020	75,000	88,132
Nordic Investment Bank, 5.0%, 2/1/2017	150,000	175,890
Novartis Capital Corp., 4.4%, 4/24/2020	150,000	174,960
Novartis Securities Investment Ltd., 5.125%, 2/10/2019	150,000	179,276
Petrobras International Finance Co.:
5.75%, 1/20/2020	500,000	569,178
5.875%, 3/1/2018	200,000	228,982
PNC Funding Corp.:
4.25%, 9/21/2015	150,000	163,492
6.7%, 6/10/2019	100,000	127,583
Principal Financial Group, Inc., 4.625%, 9/15/2042	300,000	304,903
Principal Life Income Funding Trust, 5.1%, 4/15/2014	25,000	26,399
ProLogis LP, 6.625%, 5/15/2018	125,000	150,978
Protective Life Corp.:
7.375%, 10/15/2019	50,000	60,776
8.45%, 10/15/2039	50,000	65,208
Prudential Financial, Inc.:
Series D, 3.875%, 1/14/2015	100,000	105,804
Series B, 5.1%, 9/20/2014	100,000	107,035
Series B, 5.75%, 7/15/2033	25,000	28,490
Series D, 6.625%, 12/1/2037	50,000	62,295
7.375%, 6/15/2019	100,000	126,987
Rio Tinto Finance (U.S.A.) Ltd., 9.0%, 5/1/2019	200,000	274,706
Royal Bank of Canada:
0.625%, 12/4/2015	50,000	49,872
1.2%, 9/19/2017	85,000	85,204
Royal Bank of Scotland PLC, 4.375%, 3/16/2016	250,000	270,503
Shell International Finance BV:
4.3%, 9/22/2019	200,000	231,699
6.375%, 12/15/2038	200,000	280,993
Simon Property Group LP (REIT):
5.1%, 6/15/2015	50,000	55,076
5.25%, 12/1/2016	100,000	114,414
6.125%, 5/30/2018	130,000	158,355
SLM Corp., 7.25%, 1/25/2022	150,000	165,375
State Street Corp., 4.3%, 5/30/2014	100,000	105,397
Swiss Re Solutions Holding Corp., 6.45%, 3/1/2019	150,000	174,722
Telecom Italia Capital SA:
5.25%, 10/1/2015	175,000	186,200
6.375%, 11/15/2033	75,000	75,563
7.721%, 6/4/2038	100,000	108,250
Teva Pharmaceutical Finance Co. BV, 2.4%, 11/10/2016	200,000	208,424
The Goldman Sachs Group, Inc.:
5.15%, 1/15/2014	100,000	104,291
5.35%, 1/15/2016	125,000	138,174
5.375%, 3/15/2020	300,000	343,809
5.625%, 1/15/2017	25,000	27,429
5.95%, 1/18/2018	50,000	58,185
6.0%, 5/1/2014	400,000	425,699
6.125%, 2/15/2033	50,000	58,526
6.15%, 4/1/2018	250,000	293,692
6.25%, 9/1/2017	200,000	235,923
6.75%, 10/1/2037	300,000	339,998
The Travelers Companies, Inc.:
6.25%, 6/15/2037	150,000	203,080
6.75%, 6/20/2036	50,000	70,093
Total Capital SA, 3.0%, 6/24/2015	200,000	211,250
Toyota Motor Credit Corp.:
1.25%, 10/5/2017	150,000	151,067
3.2%, 6/17/2015	200,000	212,082
U.S. Bancorp.:
2.95%, 7/15/2022	200,000	202,045
3.15%, 3/4/2015	150,000	158,072
UBS AG Stamford Branch:
Series 10, 5.875%, 7/15/2016	50,000	55,787
5.875%, 12/20/2017	325,000	386,834
Vale Overseas Ltd.:
6.25%, 1/23/2017	100,000	115,059
6.875%, 11/21/2036	150,000	185,937
Verizon Wireless Capital LLC:
5.55%, 2/1/2014	210,000	220,446
8.5%, 11/15/2018	200,000	275,140
Wachovia Corp.:
4.875%, 2/15/2014	50,000	52,120
5.25%, 8/1/2014	50,000	53,317
5.625%, 10/15/2016	100,000	114,653
5.75%, 6/15/2017	50,000	59,218
Wells Fargo & Co.:
3.5%, 3/8/2022	250,000	266,663
4.625%, 4/15/2014	100,000	105,162
5.0%, 11/15/2014	50,000	53,640
5.125%, 9/15/2016	50,000	56,314
5.375%, 2/7/2035	150,000	181,956
5.625%, 12/11/2017	250,000	298,176
Western Union Co.:
5.93%, 10/1/2016	150,000	164,801
6.2%, 11/17/2036	25,000	25,297
Westpac Banking Corp.:
3.0%, 8/4/2015	350,000	369,659
4.875%, 11/19/2019	200,000	233,331
		36,033,316
Health Care 1.4%
AbbVie, Inc., 144A, 2.9%, 11/6/2022	270,000	274,963
Aetna, Inc., 6.625%, 6/15/2036	50,000	67,300
Amgen, Inc.:
4.5%, 3/15/2020	200,000	227,528
4.85%, 11/18/2014	25,000	26,904
5.375%, 5/15/2043	150,000	176,854
5.85%, 6/1/2017	125,000	148,029
AstraZeneca PLC, 5.9%, 9/15/2017	250,000	303,756
Baxter International, Inc.:
2.4%, 8/15/2022	100,000	98,929
4.625%, 3/15/2015	25,000	27,075
Becton Dickinson & Co.:
3.125%, 11/8/2021	150,000	160,274
3.25%, 11/12/2020	100,000	107,343
Boston Scientific Corp., 6.0%, 1/15/2020	100,000	116,645
Bristol-Myers Squibb Co., 5.875%, 11/15/2036	22,000	28,408
Cardinal Health, Inc., 3.2%, 6/15/2022	100,000	103,082
Covidien International Finance SA:
6.0%, 10/15/2017	75,000	90,844
6.55%, 10/15/2037	25,000	34,943
Eli Lilly & Co., 5.2%, 3/15/2017	125,000	145,887
Express Scripts Holding Co., 7.25%, 6/15/2019	125,000	160,198
Genentech, Inc., 4.75%, 7/15/2015	50,000	55,141
Johnson & Johnson:
4.85%, 5/15/2041	250,000	309,138
5.55%, 8/15/2017	100,000	120,648
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	50,000	53,023
McKesson Corp., 5.7%, 3/1/2017	75,000	88,604
Medco Health Solutions, Inc., 7.125%, 3/15/2018	75,000	93,487
Medtronic, Inc.:
Series B, 4.75%, 9/15/2015	75,000	83,107
6.5%, 3/15/2039	25,000	35,221
Merck & Co., Inc.:
4.75%, 3/1/2015	100,000	109,008
5.0%, 6/30/2019	350,000	421,278
5.85%, 6/30/2039	25,000	33,696
6.5%, 12/1/2033	25,000	35,802
Pfizer, Inc., 6.2%, 3/15/2019	150,000	189,596
Pharmacia Corp., 6.6%, 12/1/2028	75,000	100,393
Quest Diagnostics, Inc.:
4.75%, 1/30/2020	150,000	165,652
6.95%, 7/1/2037	25,000	32,162
Thermo Fisher Scientific, Inc., 3.15%, 1/15/2023	200,000	204,395
UnitedHealth Group, Inc.:
5.0%, 8/15/2014	9,000	9,576
6.0%, 2/15/2018	500,000	608,593
Watson Pharmaceuticals, Inc., 3.25%, 10/1/2022	100,000	102,085
WellPoint, Inc., 5.85%, 1/15/2036	150,000	177,077
Wyeth LLC:
5.5%, 2/15/2016	50,000	57,109
5.95%, 4/1/2037	150,000	200,095
		5,583,848
Industrials 1.3%
3M Co., 5.7%, 3/15/2037	25,000	33,956
ADT Corp., 144A, 4.875%, 7/15/2042	25,000	23,729
Boeing Co.:
3.75%, 11/20/2016	100,000	110,457
6.625%, 2/15/2038	50,000	73,423
Burlington Northern Santa Fe LLC, 5.75%, 5/1/2040	250,000	308,206
Canadian National Railway Co., 6.375%, 11/15/2037	50,000	70,857
Caterpillar, Inc., 3.803%, 8/15/2042	201,000	200,249
CSX Corp.:
6.0%, 10/1/2036	100,000	123,860
6.15%, 5/1/2037	50,000	63,212
6.25%, 4/1/2015	250,000	279,940
Danaher Corp., 5.625%, 1/15/2018	50,000	60,135
Deere & Co., 8.1%, 5/15/2030	50,000	75,863
Emerson Electric Co.:
4.75%, 10/15/2015	75,000	83,048
5.25%, 10/15/2018	50,000	60,484
6.125%, 4/15/2039	50,000	68,451
General Electric Co.:
4.125%, 10/9/2042	100,000	102,865
5.25%, 12/6/2017	100,000	117,915
Honeywell International, Inc.:
5.3%, 3/15/2017	50,000	58,627
5.3%, 3/1/2018	50,000	59,769
5.7%, 3/15/2036	50,000	65,163
5.7%, 3/15/2037	50,000	65,856
Illinois Tool Works, Inc., 5.15%, 4/1/2014	300,000	317,085
Ingersoll-Rand Global Holding Co., Ltd., 6.875%, 8/15/2018	300,000	366,327
Koninklijke Philips Electronics NV, 6.875%, 3/11/2038	150,000	202,956
Lockheed Martin Corp.:
144A, 4.07%, 12/15/2042	85,000	83,536
4.25%, 11/15/2019	150,000	169,135
M.D.C. Holdings, Inc., 5.375%, 7/1/2015	25,000	26,886
Norfolk Southern Corp.:
5.64%, 5/17/2029	96,000	118,257
7.25%, 2/15/2031	100,000	139,929
7.8%, 5/15/2027	4,000	5,629
Norfolk Southern Railway Co., 9.75%, 6/15/2020	40,000	56,929
Raytheon Co.:
4.4%, 2/15/2020	100,000	114,446
7.2%, 8/15/2027	75,000	104,365
Republic Services, Inc., 5.0%, 3/1/2020	100,000	115,968
Rockwell Automation, Inc., 6.25%, 12/1/2037	50,000	68,379
Union Pacific Corp.:
5.75%, 11/15/2017	25,000	29,973
7.0%, 2/1/2016	50,000	58,263
7.875%, 1/15/2019	250,000	324,396
United Parcel Service of America, Inc., 8.375%, 4/1/2020	50,000	68,570
United Parcel Service, Inc., 5.5%, 1/15/2018	200,000	240,300
United Technologies Corp.:
4.5%, 6/1/2042	100,000	111,116
4.875%, 5/1/2015	50,000	54,908
5.375%, 12/15/2017	100,000	118,861
6.125%, 7/15/2038	200,000	266,274
Waste Management, Inc.:
7.0%, 7/15/2028	50,000	67,761
7.1%, 8/1/2026	100,000	133,532
		5,469,846
Information Technology 0.7%
Cisco Systems, Inc.:
5.5%, 2/22/2016	250,000	285,764
5.5%, 1/15/2040	200,000	254,189
5.9%, 2/15/2039	50,000	65,073
Corning, Inc., 5.75%, 8/15/2040	50,000	59,608
Dell, Inc., 5.875%, 6/15/2019	350,000	403,594
Hewlett-Packard Co.:
2.125%, 9/13/2015	150,000	149,896
4.75%, 6/2/2014	100,000	104,240
International Business Machines Corp.:
5.6%, 11/30/2039	100,000	128,881
5.7%, 9/14/2017	150,000	181,149
6.5%, 1/15/2028	125,000	169,532
Microsoft Corp.:
4.2%, 6/1/2019	100,000	115,281
5.2%, 6/1/2039	50,000	61,184
Oracle Corp.:
5.0%, 7/8/2019	100,000	120,089
5.25%, 1/15/2016	100,000	113,161
6.125%, 7/8/2039	125,000	166,823
6.5%, 4/15/2038	100,000	139,052
Tyco Electronics Group SA, 6.55%, 10/1/2017	250,000	299,778
Xerox Corp., 6.75%, 2/1/2017	200,000	232,618
		3,049,912
Materials 0.9%
Alcoa, Inc.:
5.55%, 2/1/2017	75,000	81,191
5.9%, 2/1/2027	25,000	25,732
5.95%, 2/1/2037	75,000	72,449
6.15%, 8/15/2020	200,000	218,429
Barrick Gold Corp., 6.95%, 4/1/2019	125,000	155,528
Cliffs Natural Resources, Inc., 6.25%, 10/1/2040	50,000	48,748
Dow Chemical Co.:
5.25%, 11/15/2041	50,000	55,765
7.6%, 5/15/2014	107,000	116,821
E.I. du Pont de Nemours & Co.:
3.25%, 1/15/2015	200,000	210,524
6.0%, 7/15/2018	175,000	215,974
International Paper Co.:
7.5%, 8/15/2021	125,000	163,585
7.95%, 6/15/2018	100,000	129,283
Monsanto Co.:
5.5%, 8/15/2025	25,000	31,386
Series 1, 5.5%, 7/30/2035	50,000	62,594
Newmont Mining Corp.:
3.5%, 3/15/2022	50,000	51,568
5.125%, 10/1/2019	100,000	115,283
5.875%, 4/1/2035	20,000	22,847
Nucor Corp.:
5.85%, 6/1/2018	25,000	30,463
6.4%, 12/1/2037	50,000	68,578
Potash Corp. of Saskatchewan, Inc., 6.5%, 5/15/2019	100,000	125,169
PPG Industries, Inc.:
6.65%, 3/15/2018	300,000	372,481
7.7%, 3/15/2038	150,000	213,920
Praxair, Inc., 4.5%, 8/15/2019	75,000	86,837
Rio Tinto Alcan, Inc.:
5.2%, 1/15/2014	25,000	26,108
5.75%, 6/1/2035	25,000	31,719
6.125%, 12/15/2033	50,000	63,127
Rohm & Haas Co., 6.0%, 9/15/2017	300,000	355,400
Southern Copper Corp., 6.75%, 4/16/2040	300,000	361,162
Westvaco Corp., 7.95%, 2/15/2031	100,000	130,692
		3,643,363
Telecommunication Services 1.1%
America Movil SAB de CV:
5.75%, 1/15/2015	50,000	54,874
6.125%, 11/15/2037	100,000	130,003
6.125%, 3/30/2040	100,000	131,565
Ameritech Capital Funding Corp., 6.55%, 1/15/2028	100,000	116,197
AT&T, Corp., 8.0%, 11/15/2031	20,000	30,266
AT&T, Inc.:
5.6%, 5/15/2018	200,000	241,255
5.8%, 2/15/2019	250,000	306,758
6.55%, 2/15/2039	300,000	394,234
6.8%, 5/15/2036	50,000	66,747
BellSouth Corp., 6.0%, 11/15/2034	100,000	112,141
British Telecommunications PLC:
5.95%, 1/15/2018	50,000	59,752
9.625%, 12/15/2030	70,000	111,208
Embarq Corp., 7.995%, 6/1/2036	125,000	138,065
France Telecom SA:
5.375%, 7/8/2019	150,000	175,814
8.5%, 3/1/2031	75,000	112,265
Koninklijke (Royal) KPN NV, 8.375%, 10/1/2030	50,000	65,986
Motorola Solutions, Inc., 7.5%, 5/15/2025	50,000	63,035
Rogers Communications, Inc., 6.8%, 8/15/2018	100,000	126,496
Telefonica Emisiones SAU:
6.421%, 6/20/2016	125,000	138,312
7.045%, 6/20/2036	150,000	162,000
Verizon Communications, Inc.:
5.55%, 2/15/2016	100,000	113,874
6.35%, 4/1/2019	675,000	853,055
Verizon Global Funding Corp.:
7.75%, 12/1/2030	100,000	146,409
7.75%, 6/15/2032	100,000	147,308
Vodafone Group PLC:
5.0%, 9/15/2015	175,000	194,139
6.15%, 2/27/2037	125,000	165,334
		4,357,092
Utilities 1.7%
Alabama Power Co.:
5.7%, 2/15/2033	50,000	62,673
6.125%, 5/15/2038	100,000	132,239
American Water Capital Corp., 6.085%, 10/15/2017	100,000	119,521
Atmos Energy Corp., 4.95%, 10/15/2014	25,000	26,791
Cleveland Electric Illuminating Co.:
5.7%, 4/1/2017	150,000	169,429
Series D, 7.88%, 11/1/2017	75,000	94,149
Commonwealth Edison Co.:
5.8%, 3/15/2018	50,000	60,531
Series 106, 6.15%, 9/15/2017	100,000	121,246
Consolidated Edison Co. of New York:
Series 2005-A, 5.3%, 3/1/2035	150,000	181,614
6.2%, 6/15/2036	125,000	166,035
Series 08-B, 6.75%, 4/1/2038	50,000	71,478
Constellation Energy Group, Inc., 4.55%, 6/15/2015	30,000	32,380
Detroit Edison Co., 5.7%, 10/1/2037	50,000	63,234
Dominion Resources, Inc.:
Series C, 5.15%, 7/15/2015	50,000	55,203
Series F, 5.25%, 8/1/2033	100,000	114,009
Series B, 5.95%, 6/15/2035	50,000	63,283
Duke Energy Carolinas LLC:
5.3%, 10/1/2015	75,000	84,380
6.05%, 4/15/2038	140,000	183,400
Duke Energy Indiana, Inc., 6.45%, 4/1/2039	150,000	201,185
Entergy Texas, Inc., 7.125%, 2/1/2019	140,000	175,882
Exelon Corp., 5.625%, 6/15/2035	25,000	27,910
Exelon Generation Co., LLC, 5.2%, 10/1/2019	125,000	141,705
Florida Power & Light Co.:
4.95%, 6/1/2035	50,000	58,421
5.55%, 11/1/2017	400,000	482,082
5.65%, 2/1/2037	50,000	63,363
Florida Power Corp., 5.65%, 6/15/2018	125,000	151,204
Georgia Power Co., 4.25%, 12/1/2019	100,000	114,135
KeySpan Corp., 8.0%, 11/15/2030	50,000	68,499
MidAmerican Energy Co., 5.3%, 3/15/2018	100,000	119,514
MidAmerican Energy Holdings Co.:
6.125%, 4/1/2036	175,000	220,910
6.5%, 9/15/2037	100,000	132,822
Nevada Power Co., Series N, 6.65%, 4/1/2036	25,000	33,922
Northern States Power Co., 6.25%, 6/1/2036	100,000	138,262
NSTAR Electric Co., 4.875%, 4/15/2014	25,000	26,314
Oncor Electric Delivery Co., 7.0%, 9/1/2022	300,000	381,297
Pacific Gas & Electric Co.:
5.4%, 1/15/2040	50,000	59,878
5.625%, 11/30/2017	25,000	30,183
5.8%, 3/1/2037	100,000	123,714
6.05%, 3/1/2034	200,000	257,681
PPL Energy Supply LLC, 5.4%, 8/15/2014	100,000	106,618
Progress Energy, Inc.:
6.0%, 12/1/2039	100,000	121,057
7.75%, 3/1/2031	50,000	68,306
PSEG Power LLC, 5.5%, 12/1/2015	50,000	55,826
Puget Sound Energy, Inc.:
5.483%, 6/1/2035	25,000	30,352
5.795%, 3/15/2040	100,000	127,549
San Diego Gas & Electric Co., 5.35%, 5/15/2040	50,000	63,674
Scottish Power Ltd., 5.375%, 3/15/2015	150,000	160,835
Southern California Edison Co.:
Series 2008-A, 5.95%, 2/1/2038	55,000	72,151
6.0%, 1/15/2034	50,000	65,281
6.05%, 3/15/2039	50,000	67,804
6.65%, 4/1/2029	100,000	131,795
Southern California Gas Co., 5.75%, 11/15/2035	50,000	63,696
Southern Union Co., 8.25%, 11/15/2029	50,000	63,542
Southwestern Electric Power Co.:
Series F, 5.875%, 3/1/2018	150,000	174,633
6.2%, 3/15/2040	100,000	125,151
TransAlta Corp., 4.75%, 1/15/2015	150,000	158,947
Union Electric Co., 6.4%, 6/15/2017	100,000	122,146
United Utilities PLC, 5.375%, 2/1/2019	30,000	33,235
Virginia Electric & Power Co.:
Series A, 5.4%, 1/15/2016	100,000	113,545
5.4%, 4/30/2018	200,000	241,640
8.875%, 11/15/2038	50,000	85,217
Xcel Energy, Inc., 6.5%, 7/1/2036	75,000	100,685
		7,164,163
Total Corporate Bonds (Cost $77,546,296)		88,101,731

Mortgage-Backed Securities Pass-Throughs 28.9%
Federal Home Loan Mortgage Corp.:
2.075%*, 12/1/2033	36,834	38,722
2.375%*, with various maturities from 6/1/2035 until 12/1/2035	115,520	122,245
2.488%*, 9/1/2035	30,340	32,435
2.5%, 3/1/2027	466,358	488,656
2.52%*, 9/1/2037	53,267	56,988
2.554%*, 11/1/2035	39,918	42,194
2.75%*, 3/1/2035	12,108	12,905
2.794%*, 5/1/2037	18,603	19,766
2.854%*, 9/1/2035	95,213	102,071
2.875%*, 3/1/2036	337,581	356,764
3.0%, with various maturities from 4/1/2026 until 7/1/2042 (b)	2,268,251	2,379,984
3.019%*, 8/1/2036	19,836	21,171
3.028%*, 11/1/2035	66,786	71,326
3.305%*, 4/1/2037	27,113	28,980
3.5%, with various maturities from 8/1/2027 until 7/1/2042 (b)	4,765,679	5,059,236
4.0%, with various maturities from 1/1/2020 until 8/1/2042 (b)	5,310,949	5,696,983
4.5%, with various maturities from 1/1/2020 until 9/1/2041	7,357,231	7,977,923
4.92%*, 12/1/2034	19,265	20,302
5.0%, with various maturities from 12/1/2017 until 3/1/2040	5,599,549	6,061,365
5.5%, with various maturities from 11/1/2013 until 11/1/2038	3,146,228	3,405,976
5.507%*, 1/1/2037	19,590	20,943
5.618%*, 4/1/2036	17,972	18,845
5.701%*, 4/1/2037	81,264	87,678
5.736%*, 2/1/2038	88,273	95,732
5.843%*, 5/1/2037	19,615	21,291
5.917%*, 12/1/2036	14,562	15,613
6.0%, with various maturities from 9/1/2021 until 7/1/2038	2,619,288	2,865,757
6.022%*, 2/1/2037	20,967	22,546
6.5%, with various maturities from 12/1/2014 until 11/1/2037	888,845	989,369
7.0%, with various maturities from 12/1/2024 until 12/1/2026	18,104	20,550
7.5%, with various maturities from 5/1/2024 until 6/1/2027	3,808	4,386
Federal National Mortgage Association:
2.335%*, 6/1/2035	70,909	74,705
2.347%*, 6/1/2035	45,053	48,110
2.5%, 6/1/2027 (b)	1,500,000	1,568,555
2.722%*, 10/1/2036	30,051	32,105
2.725%*, 6/1/2036	73,923	78,176
2.732%*, 3/1/2035	91,709	97,742
2.743%*, 1/1/2037	15,291	16,213
2.748%*, 7/1/2035	25,582	26,988
2.779%*, 1/1/2036	64,466	69,288
2.81%*, 11/1/2036	35,677	38,364
2.826%*, 3/1/2037	22,799	24,516
2.876%*, 1/1/2037	27,416	29,481
2.935%*, 4/1/2035	82,529	88,716
3.0%, with various maturities from 10/1/2026 until 10/1/2042 (b)	5,718,446	6,010,239
3.267%*, 8/1/2036	15,261	16,351
3.424%*, 5/1/2041	112,172	117,334
3.482%*, 6/1/2041	200,395	214,212
3.5%, with various maturities from 12/1/2026 until 8/1/2042 (b)	7,366,844	7,861,517
3.608%*, 5/1/2040	173,549	181,630
4.0%, with various maturities from 12/1/2020 until 4/1/2042	11,114,177	11,996,407
4.5%, with various maturities from 2/1/2020 until 6/1/2042	8,857,259	9,646,302
4.991%*, 8/1/2035	79,181	84,350
5.0%, with various maturities from 11/1/2020 until 9/1/2041	6,470,399	7,065,615
5.5%, with various maturities from 8/1/2019 until 12/1/2038	2,295,005	2,495,850
5.558%*, 1/1/2036	63,433	67,284
5.966%*, 9/1/2036	13,578	14,489
6.0%, with various maturities from 12/1/2016 until 11/1/2037	2,402,206	2,645,792
6.5%, with various maturities from 1/1/2018 until 1/1/2038	1,594,356	1,777,707
7.0%, with various maturities from 10/1/2015 until 6/1/2038	395,018	449,150
7.5%, with various maturities from 1/1/2024 until 4/1/2028	12,601	14,632
8.0%, with various maturities from 12/1/2021 until 11/1/2031	20,568	24,229
8.5%, with various maturities from 12/1/2025 until 8/1/2031	6,373	7,530
Government National Mortgage Association:
3.0%*, with various maturities from 6/20/2041 until 7/1/2042 (b)	1,057,833	1,120,070
3.5%, with various maturities from 10/20/2041 until 8/20/2042 (b)	5,315,845	5,778,097
4.0%, with various maturities from 11/15/2024 until 5/20/2042 (b)	5,253,199	5,741,179
4.5%, with various maturities from 5/15/2039 until 1/20/2041 (b)	6,227,784	6,855,665
5.0%, with various maturities from 10/20/2035 until 8/20/2042	4,060,731	4,453,308
5.5%, with various maturities from 9/15/2033 until 10/20/2040	2,402,155	2,655,706
6.0%, with various maturities from 2/15/2029 until 9/20/2040	1,848,120	2,069,285
6.5%, with various maturities from 11/15/2023 until 10/20/2037	498,642	564,144
7.0%, 1/15/2039	65,828	76,059
7.5%, with various maturities from 8/15/2029 until 6/15/2032	27,279	31,979
8.0%, with various maturities from 7/15/2022 until 3/15/2032	49,199	57,942
Total Mortgage-Backed Securities Pass-Throughs (Cost $113,956,016)		118,445,715

Asset-Backed 0.3%
Automobile Receivables 0.1%
Carmax Auto Owner Trust, "A3", Series 2012-2, 0.84%, 3/15/2017	125,000	125,850
Ford Credit Auto Owner Trust, "A4", Series 2011-B, 1.35%, 12/15/2016	100,000	101,501
Honda Auto Receivables Owner Trust, "A4", Series 2012-1, 0.97%, 4/16/2018	125,000	126,179
Nissan Auto Receivables Owner Trust, "A3", Series 2011-B, 0.95%, 2/16/2016	125,000	125,905
Volkswagen Auto Loan Enhanced Trust, "A3", Series 2012-2, 0.46%, 1/20/2017	125,000	124,955
		604,390
Credit Card Receivables 0.2%
Chase Issuance Trust, "A2", Series 2006-A2, 5.16%, 4/16/2018	150,000	171,008
Citibank Credit Card Issuance Trust:
"A8", Series 2004-A8, 4.9%, 12/12/2016	100,000	108,559
"A3", Series 2006-A3, 5.3%, 3/15/2018	100,000	114,750
"A8", Series 2007-A8, 5.65%, 9/20/2019	200,000	242,246
"A3", Series 2007-A3, 6.15%, 6/15/2039	35,000	46,455
		683,018
Utilities 0.0%
CenterPoint Energy Transition Bond Co., LLC, "A4", Series 2005-A, 5.17%, 8/1/2019	100,000	113,313
Entergy Texas Restoration Funding LLC, "A3", Series 2009-A, 4.38%, 11/1/2023	50,000	59,016
		172,329
Total Asset-Backed (Cost $1,382,971)		1,459,737

Commercial Mortgage-Backed Securities 1.8%
Banc of America Commercial Mortgage Trust:
"A4", Series 2007-1, 5.451%, 1/15/2049	100,000	115,692
"AM", Series 2006-4, 5.675%, 7/10/2046	100,000	113,075
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
"A6", Series 2004-4, 4.877%, 7/10/2042	120,000	126,126
"AJ", Series 2005-6, 5.189%*, 9/10/2047	100,000	107,212
Bear Stearns Commercial Mortgage Securities, Inc.:
"A4A", Series 2005-PWR9, 4.871%, 9/11/2042	100,000	109,853
"A4", Series 2004-T14, 5.2%, 1/12/2041	399,960	415,445
"A4", Series 2007-T26, 5.471%, 1/12/2045	100,000	116,481
"A4", Series 2006-T24, 5.537%, 10/12/2041	300,000	345,515
"A4", Series 2006-PW13, 5.54%, 9/11/2041	250,000	287,114
Citigroup Commercial Mortgage Trust, "A3", Series 2006-C4, 5.738%, 3/15/2049	100,000	114,462
Commercial Mortgage Pass-Through Certificates:
"A3", Series 2006-C5, 5.311%, 12/15/2039	100,000	113,539
"A4", Series 2006-C1, 5.409%*, 2/15/2039	380,000	428,753
"A3", Series 2006-C4, 5.467%, 9/15/2039	125,000	141,915
Commercial Mortgage Trust:
"A4", Series 2006-C8, 5.306%, 12/10/2046	220,000	252,790
"A4", Series 2007-C9, 5.8%*, 12/10/2049	100,000	118,823
Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG11, 5.736%, 12/10/2049	115,000	135,562
GS Mortgage Securities Corp. II:
"A4A", Series 2005-GG4, 4.751%, 7/10/2039	100,000	107,855
"A6", Series 2004-GG2, 5.396%, 8/10/2038	100,000	105,668
"A4", Series 2006-GG6, 5.553%, 4/10/2038	100,000	112,584
"A4", Series 2007-GG10, 5.791%*, 8/10/2045	125,000	144,113
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2005-CB12, 4.895%, 9/12/2037	150,000	164,533
"AJ", Series 2005-LDP5, 5.321%*, 12/15/2044	100,000	108,063
"A3", Series 2006-LDP9, 5.336%, 5/15/2047	323,000	369,507
"A3", Series 2007-LDPX, 5.42%, 1/15/2049	125,000	144,576
"A4", Series 2007-CB18, 5.44%, 6/12/2047	100,000	115,095
"A4", Series 2007-CB19, 5.728%*, 2/12/2049	100,000	117,278
"A4", Series 2007-LD11, 5.812%*, 6/15/2049	380,000	443,137
LB-UBS Commercial Mortgage Trust:
"A2", Series 2006-C6, 5.262%, 9/15/2039	714	729
"A3", Series 2007-C2, 5.43%, 2/15/2040	175,000	200,842
"AM", Series 2006-C3, 5.712%, 3/15/2039	50,000	55,064
"A3", Series 2007-C7, 5.866%, 9/15/2045	105,000	125,184
"A2", Series 2008-C1, 6.157%*, 4/15/2041	300,000	365,465
Morgan Stanley Capital I Trust:
"A2", Series 2011-C3, 3.224%, 7/15/2049	100,000	107,735
"A4", Series 2005-HQ5, 5.168%, 1/14/2042	400,000	428,902
"A4", Series 2007-T27, 5.652%*, 6/11/2042	185,000	219,073
UBS Commercial Mortgage Trust, "A3", Series 2012-C1, 3.4%, 5/10/2045	175,000	188,748
Wachovia Bank Commercial Mortgage Trust:
"A4", Series 2005-C22, 5.293%*, 12/15/2044	500,000	557,557
"AM", Series 2005-C22, 5.343%*, 12/15/2044	100,000	110,326
"A4", Series 2006-C23, 5.418%, 1/15/2045	48,412	53,939
"AM", Series 2006-C26, 5.968%*, 6/15/2045	130,000	146,824
Total Commercial Mortgage-Backed Securities (Cost $6,650,766)		7,535,154

Government & Agency Obligations 44.5%
Other Government Related (c) 1.2%
European Investment Bank:
2.375%, 3/14/2014	1,200,000	1,228,356
4.625%, 5/15/2014	450,000	475,605
4.875%, 2/15/2036	200,000	237,205
5.125%, 5/30/2017	50,000	59,075
Hydro-Quebec, Series HY, 8.4%, 1/15/2022	100,000	143,475
International Bank for Reconstruction & Development:
4.75%, 2/15/2035	25,000	31,777
5.0%, 4/1/2016	50,000	57,212
8.625%, 10/15/2016	100,000	128,541
Japan Bank for International Corp., 2.875%, 2/2/2015	300,000	315,117
KFW:
Zero Coupon, 6/29/2037	500,000	226,200
2.375%, 8/25/2021	200,000	208,360
2.625%, 3/3/2015	600,000	628,140
3.5%, 3/10/2014	100,000	103,732
4.125%, 10/15/2014	150,000	159,843
Landwirtschaftliche Rentenbank:
3.125%, 7/15/2015	200,000	213,100
5.125%, 2/1/2017	100,000	117,284
Oesterreichische Kontrollbank AG, 4.5%, 3/9/2015	350,000	379,575
Pemex Project Funding Master Trust:
5.75%, 3/1/2018	200,000	233,500
6.625%, 6/15/2035	50,000	63,500
		5,009,597
Sovereign Bonds 2.0%
Export Development Canada, 3.125%, 4/24/2014	300,000	311,178
Federal Republic of Brazil:
5.625%, 1/7/2041	250,000	327,500
6.0%, 1/17/2017	100,000	118,000
7.125%, 1/20/2037	50,000	76,500
7.875%, 3/7/2015	300,000	343,500
8.875%, 10/14/2019	100,000	144,625
8.875%, 4/15/2024	100,000	161,000
11.0%, 8/17/2040	755,000	944,694
Government of Canada, 2.375%, 9/10/2014	300,000	310,647
Province of Ontario:
4.0%, 10/7/2019	300,000	344,372
4.4%, 4/14/2020	500,000	588,824
4.5%, 2/3/2015	150,000	162,390
4.95%, 11/28/2016	25,000	29,000
Province of Quebec:
4.625%, 5/14/2018	50,000	58,705
5.125%, 11/14/2016	50,000	58,215
Series NN, 7.125%, 2/9/2024	100,000	138,976
Series PD, 7.5%, 9/15/2029	100,000	151,981
Republic of Colombia, 4.375%, 7/12/2021	250,000	287,875
Republic of Italy:
4.5%, 1/21/2015	250,000	261,303
5.375%, 6/12/2017	300,000	321,060
5.375%, 6/15/2033	100,000	100,633
Republic of Korea:
4.875%, 9/22/2014	50,000	53,426
5.125%, 12/7/2016	100,000	114,948
Republic of Panama:
5.2%, 1/30/2020	100,000	119,450
7.25%, 3/15/2015	300,000	336,450
Republic of Peru:
6.55%, 3/14/2037	50,000	72,250
7.35%, 7/21/2025	315,000	456,435
Republic of Poland, 6.375%, 7/15/2019	200,000	249,344
Republic of South Africa, 6.875%, 5/27/2019	100,000	125,400
State of Israel, 5.125%, 3/26/2019	100,000	116,875
United Mexican States:
5.625%, 1/15/2017	670,000	777,200
Series A, 6.75%, 9/27/2034	216,000	311,040
		7,973,796
U.S. Government Sponsored Agencies 4.9%
Federal Home Loan Bank:
0.375%, 1/29/2014	1,000,000	1,001,333
0.5%, 11/20/2015 (a)	1,500,000	1,504,597
1.0%, 6/21/2017	1,000,000	1,011,649
Federal Home Loan Mortgage Corp.:
1.0%, 8/20/2014	1,000,000	1,011,049
2.375%, 1/13/2022	500,000	522,252
2.5%, 4/23/2014	2,200,000	2,263,823
2.5%, 5/27/2016	1,000,000	1,066,146
2.875%, 2/9/2015	1,000,000	1,053,286
3.75%, 3/27/2019	1,000,000	1,157,665
6.25%, 7/15/2032	300,000	446,779
6.75%, 9/15/2029	3,000	4,529
Federal National Mortgage Association:
0.5%, 5/27/2015	1,000,000	1,003,472
0.5%, 7/2/2015	1,000,000	1,002,804
0.75%, 12/19/2014	2,000,000	2,016,692
0.875%, 8/28/2014	2,000,000	2,018,931
1.625%, 10/26/2015	2,000,000	2,067,869
6.25%, 5/15/2029	250,000	359,124
7.125%, 1/15/2030	50,000	78,318
7.25%, 5/15/2030	200,000	319,210
Tennessee Valley Authority, 5.25%, 9/15/2039	225,000	296,036
		20,205,564
U.S. Treasury Obligations 36.4%
U.S. Treasury Bonds:
2.75%, 11/15/2042	1,000,000	963,438
3.125%, 11/15/2041	250,000	261,680
3.125%, 2/15/2042	1,000,000	1,045,625
3.5%, 2/15/2039	1,000,000	1,130,469
3.875%, 8/15/2040	500,000	600,938
4.25%, 5/15/2039	2,225,000	2,838,613
4.375%, 2/15/2038	565,000	733,088
4.375%, 11/15/2039	1,290,000	1,678,210
4.375%, 5/15/2040	900,000	1,171,547
4.375%, 5/15/2041	1,000,000	1,302,812
4.5%, 2/15/2036	50,000	65,805
4.5%, 8/15/2039	1,500,000	1,987,734
4.625%, 2/15/2040	1,100,000	1,486,203
6.0%, 2/15/2026	385,000	557,107
6.25%, 8/15/2023	1,200,000	1,720,500
7.25%, 8/15/2022	415,000	624,737
7.625%, 11/15/2022	90,000	139,303
7.875%, 2/15/2021	1,300,000	1,956,500
8.0%, 11/15/2021	565,000	872,440
U.S. Treasury Notes:
0.25%, 9/15/2015	5,000,000	4,989,060
0.375%, 3/15/2015	4,000,000	4,008,124
0.625%, 8/31/2017	5,000,000	4,995,310
0.625%, 11/30/2017	5,000,000	4,983,205
0.75%, 12/31/2017	3,000,000	3,004,923
0.875%, 11/30/2016	2,000,000	2,028,282
0.875%, 2/28/2017	7,000,000	7,091,875
1.0%, 1/15/2014	4,000,000	4,033,436
1.375%, 11/30/2015	5,000,000	5,146,875
1.5%, 12/31/2013	1,000,000	1,013,008
1.625%, 8/15/2022	3,000,000	2,980,314
1.75%, 3/31/2014	3,000,000	3,057,069
1.875%, 2/28/2014	3,000,000	3,057,774
1.875%, 6/30/2015	5,000,000	5,193,750
2.0%, 11/30/2013	1,100,000	1,118,132
2.0%, 11/15/2021	1,000,000	1,037,891
2.0%, 2/15/2022	2,000,000	2,068,282
2.125%, 11/30/2014	2,000,000	2,070,938
2.125%, 8/15/2021	8,500,000	8,935,625
2.25%, 5/31/2014	2,500,000	2,571,095
2.25%, 1/31/2015	2,000,000	2,081,876
2.25%, 3/31/2016	4,000,000	4,238,436
2.375%, 8/31/2014	3,000,000	3,106,173
2.375%, 9/30/2014	1,200,000	1,244,531
2.5%, 4/30/2015	5,000,000	5,254,690
2.625%, 7/31/2014	2,250,000	2,334,638
2.625%, 2/29/2016	1,750,000	1,872,637
2.625%, 8/15/2020	3,250,000	3,568,906
3.0%, 8/31/2016	2,000,000	2,182,500
3.125%, 9/30/2013	2,500,000	2,554,590
3.25%, 3/31/2017	3,500,000	3,892,108
3.375%, 11/15/2019	1,500,000	1,724,649
3.625%, 8/15/2019	2,500,000	2,911,132
3.625%, 2/15/2020	4,000,000	4,673,752
3.625%, 2/15/2021	2,000,000	2,347,656
3.75%, 11/15/2018	475,000	553,115
4.0%, 8/15/2018	600,000	705,000
4.25%, 11/15/2013	2,950,000	3,053,940
4.5%, 11/15/2015	1,480,000	1,654,825
4.5%, 2/15/2016	660,000	743,892
4.5%, 5/15/2017	1,140,000	1,331,396
4.875%, 8/15/2016	2,425,000	2,806,938
		149,359,097
Total Government & Agency Obligations (Cost $171,384,783)		182,548,054

Municipal Bonds and Notes 1.3%
California, Bay Area Toll Authority, Toll Bridge Revenue, Build America Bonds, 6.263%, 4/1/2049	200,000	275,406
California, Metropolitan Water District of Southern California, Build America Bonds, 6.947%, 7/1/2040	100,000	123,981
California, State Build America Bonds:
7.3%, 10/1/2039	350,000	487,025
7.55%, 4/1/2039	90,000	129,681
Chicago, IL, Board of Education, Qualified School Construction Bond, 6.319%, 11/1/2029	100,000	116,005
Chicago, IL, Transit Authority, Transfer Tax Receipts Revenue, Series A, 6.899%, 12/1/2040	50,000	60,261
Chicago, IL, Taxable Project, Series C1, 7.781%, 1/1/2035	50,000	65,281
Clark County, NV, Airport Revenue, Build America Bonds, Series C, 6.82%, 7/1/2045	120,000	171,040
Connecticut, State General Obligation, Series A, 5.85%, 3/15/2032	200,000	251,330
East Bay, CA, Municipal Utility District Water Systems Revenue, Build America Bonds, 5.874%, 6/1/2040	100,000	131,029
Georgia, Municipal Electric Authority, Build America Bonds, Plant Vogtle Units 3 & 4 Project, Series J, 6.637%, 4/1/2057	100,000	119,114
Illinois, State General Obligation, Taxable Pension, 5.1%, 6/1/2033	275,000	272,338
Illinois, State Build America Bonds, 6.63%, 2/1/2035	300,000	342,309
Los Angeles, CA, Department of Airports Revenue, Build America Bonds, Series C, 6.582%, 5/15/2039	125,000	162,732
Los Angeles, CA, Unified School District, Build America Bonds, 6.758%, 7/1/2034	200,000	265,640
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series B, 6.731%, 7/1/2043	50,000	60,414
New Jersey, State Transportation Trust Fund Authority, Build America Bonds:
Series C, 6.104%, 12/15/2028	300,000	343,542
Series B, 6.561%, 12/15/2040	50,000	66,591
New York, State Dormitory Authority, Personal Income Tax Revenue, Build America Bonds, 5.6%, 3/15/2040	125,000	155,326
New York, State Dormitory Authority, State Personal Income Tax Revenue, Build America Bonds, 5.628%, 3/15/2039	25,000	30,520
New York, Metropolitan Transportation Authority Revenue, Build America Bonds, 5.871%, 11/15/2039	150,000	175,872
New York, Build America Bonds, Series F-1, 6.646%, 12/1/2031	100,000	123,220
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Build America Bonds:
5.724%, 6/15/2042	100,000	130,509
5.75%, 6/15/2041	200,000	259,144
North Texas, Tollway Authority Revenue, Build America Bonds, 6.718%, 1/1/2049	100,000	134,003
Ohio, State University General Receipts, Build America Bonds, 4.91%, 6/1/2040	50,000	58,494
Oregon, State General Obligation, Taxable Pension, 5.892%, 6/1/2027	25,000	32,046
Pennsylvania, State Public School Building Authority Revenue, Qualified School Construction Bond, Series A, 5.0%, 9/15/2027	100,000	115,623
Phoenix, AZ, Build America Bonds, Series A, 5.269%, 7/1/2034	40,000	46,828
Port Authority of New York & New Jersey, One Hundred Sixty-fourth Series, 5.647%, 11/1/2040	150,000	180,663
San Antonio, TX, Electric & Gas Revenue, Build America Bonds, 5.985%, 2/1/2039	50,000	64,819
Texas, University Revenues, Build America Bonds, Series C, 4.794%, 8/15/2046	50,000	58,499
Texas, State Transportation Commission Revenue, Build America Bonds, Series B, 5.178%, 4/1/2030	50,000	60,503
Texas, Build America Bonds, 5.517%, 4/1/2039	50,000	65,272
Utah, Build America Bonds, Series B, 3.539%, 7/1/2025	50,000	53,547
Washington, Central Puget Sound Regional Transit Authority, Sales & Use Tax Revenue, Build American Bonds, 5.491%, 11/1/2039	50,000	62,386
Total Municipal Bonds and Notes (Cost $4,303,518)		5,250,993

	Shares	Value ($)

Securities Lending Collateral 0.4%
Daily Assets Fund Institutional, 0.20% (d) (e) (Cost $1,557,860)	1,557,860	1,557,860

Cash Equivalents 5.4%
Central Cash Management Fund, 0.15% (d) (Cost $22,244,238)	22,244,238	22,244,238

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $399,026,448)†	104.1	427,143,482
Other Assets and Liabilities, Net	(4.1)	(16,779,502)
Net Assets	100.0	410,363,980

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2012.

† The cost for federal income tax purposes was $399,102,746. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $28,040,736. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,415,743 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $375,007.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2012 amounted to $1,518,731, which is 0.4% of net assets.

(b) When-issued or delayed delivery security included.

(c) Government-backed debt issued by financial companies or government-sponsored enterprises.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (f)
Corporate Bonds	$—	$88,101,731	$—	$88,101,731
Mortgage-Backed Securities Pass-Throughs	—	118,445,715	—	118,445,715
Asset-Backed	—	1,459,737	—	1,459,737
Commercial Mortgage-Backed Securities	—	7,535,154	—	7,535,154
Government & Agency Obligations	—	182,548,054	—	182,548,054
Municipal Bonds and Notes	—	5,250,993	—	5,250,993
Short-Term Investments (f)	23,802,098	—	—	23,802,098
Total	$23,802,098	$403,341,384	$—	$427,143,482

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $375,224,350) — including $1,518,731 of securities loaned	$403,341,384
Investment in Daily Assets Fund Institutional (cost $1,557,860)*	1,557,860
Investment in Central Cash Management Fund (cost $22,244,238)	22,244,238
Total investments in securities, at value (cost $399,026,448)	427,143,482
Cash	19,481
Receivable for investments sold — when-issued/delayed delivery securities	2,195,563
Receivable for Fund shares sold	9,394,060
Interest receivable	2,799,747
Due from Advisor	9,499
Other assets	21,091
Total assets	441,582,923
Liabilities
Payable upon return of securities loaned	1,557,860
Payable for investments purchased	4,436,089
Payable for investments purchased — when-issued/delayed delivery securities	23,707,345
Payable for Fund shares redeemed	1,184,144
Distributions payable	122,335
Accrued management fee	6,137
Accrued Trustees' fees	4,371
Other accrued expenses and payables	200,662
Total liabilities	31,218,943
Net assets, at value	$410,363,980
Net Assets Consist of
Net unrealized appreciation (depreciation) on investments	28,117,034
Accumulated net realized gain (loss)	607,579
Paid-in capital	381,639,367
Net assets, at value	$410,363,980

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2012 (continued)
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($27,074,171 ÷ 2,483,546 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.90
Maximum offering price per share (100 ÷ 97.25 of $10.90)	$11.21
Class S Net Asset Value, offering and redemption price per share ($30,171,512 ÷ 2,768,498 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.90
Institutional Class Net Asset Value, offering and redemption price per share ($353,118,297 ÷ 32,409,205 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.90

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Interest	$12,510,369
Income distributions — Central Cash Management Fund	41,391
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	32,648
Total income	12,584,408
Expenses: Management fee	620,881
Administration fee	413,921
Services to shareholders	237,718
Distribution service fee	83,374
Custodian fee	28,846
Professional fees	84,138
Reports to shareholders	79,373
Registration fees	56,607
Trustees' fees and expenses	14,962
Other	69,763
Total expenses before expense reductions	1,689,583
Expense reductions	(598,731)
Total expenses after expense reductions	1,090,852
Net investment income	11,493,556
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	7,217,520
Change in net unrealized appreciation (depreciation) on investments	(1,974,878)
Net gain (loss)	5,242,642
Net increase (decrease) in net assets resulting from operations	$16,736,198

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$11,493,556	$14,223,359
Net realized gain (loss)	7,217,520	5,898,770
Change in net unrealized appreciation (depreciation)	(1,974,878)	16,003,617
Net increase (decrease) in net assets resulting from operations	16,736,198	36,125,746
Distributions to shareholders from: Net investment income: Class A	(831,221)	(2,300,066)
Class S	(713,700)	(745,566)
Institutional Class	(9,949,496)	(11,145,912)
Net realized gains: Class A	(521,588)	(864,611)
Class S	(629,443)	(229,679)
Institutional Class	(6,616,505)	(3,647,307)
Total distributions	(19,261,953)	(18,933,141)
Fund share transactions: Proceeds from shares sold	160,399,736	152,492,193
Reinvestment of distributions	16,925,898	15,741,684
Payments for shares redeemed	(215,317,118)	(269,076,749)
Net increase (decrease) in net assets from Fund share transactions	(37,991,484)	(100,842,872)
Increase (decrease) in net assets	(40,517,239)	(83,650,267)
Net assets at beginning of period	450,881,219	534,531,486
Net assets at end of period	$410,363,980	$450,881,219

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012	2011	2010	Period Ended 12/31/09a
Selected Per Share Data
Net asset value, beginning of period	$10.97	$10.60	$10.37	$10.26
Income (loss) from investment operations: Net investment incomeb	.26	.27	.28	.27
Net realized and unrealized gain (loss)	.14	.48	.32	.16
Total from investment operations	.40	.75	.60	.43
Less distributions from: Net investment income	(.26)	(.27)	(.28)	(.29)
Net realized gains	(.21)	(.11)	(.09)	(.03)
Total distributions	(.47)	(.38)	(.37)	(.32)
Net asset value, end of period	$10.90	$10.97	$10.60	$10.37
Total Return (%)c,d	3.72	7.18	5.69	4.43	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	88	94	12
Ratio of expenses before expense reductions (%)	.70	.71	.69	.79	*
Ratio of expenses after expense reductions (%)	.59	.57	.52	.57	*
Ratio of net investment income (%)	2.45	2.56	2.60	3.03	*
Portfolio turnover rate (%)	105	146	167	132
a For the period from February 17, 2009 (commencement of operations of Class A shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

	Years Ended December 31,
Class S	2012	2011	2010	Period Ended 12/31/09a
Selected Per Share Data
Net asset value, beginning of period	$10.97	$10.60	$10.38	$10.26
Income (loss) from investment operations: Net investment incomeb	.29	.29	.30	.30
Net realized and unrealized gain (loss)	.14	.48	.31	.16
Total from investment operations	.43	.77	.61	.46
Less distributions from: Net investment income	(.29)	(.29)	(.30)	(.31)
Net realized gains	(.21)	(.11)	(.09)	(.03)
Total distributions	(.50)	(.40)	(.39)	(.34)
Net asset value, end of period	$10.90	$10.97	$10.60	$10.38
Total Return (%)c	4.01	7.39	5.89	4.59	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	23	43	32
Ratio of expenses before expense reductions (%)	.48	.58	.59	.66	*
Ratio of expenses after expense reductions (%)	.37	.39	.34	.34	*
Ratio of net investment income (%)	2.66	2.73	2.78	3.38	*
Portfolio turnover rate (%)	105	146	167	132
a For the period from February 17, 2009 (commencement of operations of Class S shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

	Years Ended December 31,
Institutional Class	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.97	$10.60	$10.38	$10.30	$10.29
Income (loss) from investment operations: Net investment incomea	.31	.32	.32	.38	.54
Net realized and unrealized gain (loss)	.14	.48	.31	.13	.01
Total from investment operations	.45	.80	.63	.51	.55
Less distributions from: Net investment income	(.31)	(.32)	(.32)	(.40)	(.54)
Net realized gains	(.21)	(.11)	(.09)	(.03)	—
Total distributions	(.52)	(.43)	(.41)	(.43)	(.54)
Net asset value, end of period	$10.90	$10.97	$10.60	$10.38	$10.30
Total Return (%)b	4.17	7.62	6.08	5.05	5.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	353	340	398	341	171
Ratio of expenses before expense reductions (%)	.37	.39	.39	.42	.43
Ratio of expenses after expense reductions (%)	.22	.20	.16	.15	.15
Ratio of net investment income (%)	2.82	2.93	2.96	3.72	5.24
Portfolio turnover rate (%)	105	146	167	132	47
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS U.S. Bond Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed long-term capital gains	$578,101
Net unrealized appreciation (depreciation) on investments	$28,040,736

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$13,313,787	$16,947,269
Distributions from long-term capital gain	$5,948,166	$1,985,872

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $372,963,204 and $420,649,076, respectively. Purchases and sales of U.S. Treasury obligations aggregated $56,965,763 and $65,474,075, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Northern Trust Investments, Inc. ("NTI") serves as sub-advisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from January 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.45%.

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.67%
Institutional Class	.42%

In addition, for the periods from January 1, 2012 through September 30, 2012 and November 21, 2012 through December 31, 2012, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.20%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the year ended December 31, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $447,401, and the amount charged aggregated $173,480, which was equivalent to an annual effective rate of 0.04% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $413,921, of which $34,317 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2012
Class A	$33,304	$—	$5,304
Class S	15,742	—	3,529
Institutional Class	71,155	71,155	—
	$120,201	$71,155	$8,833

In addition, the Advisor reimbursed the Fund $80,175 of sub-recordkeeping expenses for Institutional Class shares.

Distribution Service Fee. DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") to Class A shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2012	Annual Effective Rate
Class A	$83,374	$14,446	.24%

Underwriting Agreement. DIDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2012. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2012, DIDI received $6,263 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by the Advisor included in the Statement of Operations under "reports to shareholders" aggregated $21,836, of which $9,757 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Security Lending Fees. Effective November 29, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from November 29, 2012 through December 31, 2012, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $13.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2012.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	925,571	$10,215,431	2,042,809	$22,100,414
Class S	1,644,813	18,200,847	1,061,109	11,478,654
Institutional Class	11,984,631	131,983,458	11,034,739	118,913,125
		$160,399,736		$152,492,193
Shares issued to shareholders in reinvestment of distributions
Class A	122,708	$1,348,276	291,487	$3,160,407
Class S	120,878	1,328,175	80,458	872,012
Institutional Class	1,296,608	14,249,447	1,080,419	11,709,265
		$16,925,898		$15,741,684
Shares redeemed
Class A	(6,614,651)	$(72,768,399)	(3,183,357)	$(34,433,367)
Class S	(1,058,899)	(11,617,714)	(3,098,958)	(33,184,948)
Institutional Class	(11,858,617)	(130,931,005)	(18,643,131)	(201,458,434)
		$(215,317,118)		$(269,076,749)
Net increase (decrease)
Class A	(5,566,372)	$(61,204,692)	(849,061)	$(9,172,546)
Class S	706,792	7,911,308	(1,957,391)	(20,834,282)
Institutional Class	1,422,622	15,301,900	(6,527,973)	(70,836,044)
		$(37,991,484)		$(100,842,872)

F. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2012, there was one affiliated shareholder account which held approximately 15% of the outstanding shares of the Fund. On February 11, 2013, this affiliated shareholder account redeemed. To satisfy the redemption, the Fund distributed mostly portfolio securities rather than cash.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of DWS U.S. Bond Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS U.S. Bond Index Fund (the "Fund") at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 22, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class S	Institutional Class
Beginning Account Value 7/1/12	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,015.30	$1,016.40	$1,017.10
Expenses Paid per $1,000*	$2.84	$1.82	$1.27
Hypothetical 5% Fund Return	Class A	Class S	Institutional Class
Beginning Account Value 7/1/12	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,022.32	$1,023.33	$1,023.88
Expenses Paid per $1,000*	$2.85	$1.83	$1.27

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.
Annualized Expense Ratios	Class A	Class S	Institutional Class
DWS U.S. Bond Index Fund	.56%	.36%	.25%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

The Fund paid distributions of $0.16 per share from net long-term capital gains during its year ended December 31, 2012, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $6,466,000 as capital gain dividends for its year ended December 31, 2012, of which 100% represents 15% rate gains.

A total of 20% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS U.S. Bond Index Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Northern Trust Investments, Inc. ("NTI") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and NTI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including NTI. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DWS pays NTI's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and NTI and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and NTI related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack
President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class S	Institutional Class
Nasdaq Symbol	BONDX	BONSX	BTUSX
CUSIP Number	23339C 735	23339C 743	23339C 750
Fund Number	648	2048	548

Notes

Notes

Notes

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DBIF-2
(R-025788-2 2/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS U.S. BOND INDEX FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$66,552	$0	$0	$0
2011	$63,449	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS U.S. Bond Index Fund, a series of DWS Institutional Funds

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	March 1, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 1, 2013